UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 29, 2021
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

__________

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On November 29, 2021, the Company disseminated a news release which is reproduced below in its entirety.

PETROTEQ ANNOUNCES EXCHANGE OF TEMPLE MOUNTAIN LEASES FOR LEASES IN NW ASPHALT RIDGE

Asphalt Ridge NW Leases are Estimated to Contain 85-90 Million Barrels of Oil in Place

Sherman Oaks, California - November 29, 2021 - Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an oil company focused on the development and implementation of its proprietary oil-extraction technologies, is pleased to announce that the Company has entered into an agreement to exchange its Temple Mountain oil sands leases, where the Petroteq Oil Sands Plant ("POSP") is located,  for leases to the north in the area known as Asphalt Ridge NW. The new Asphalt Ridge NW leases are located in the vicinity of the Tar Sands Holdings II leases from which the ore was mined for processing at the POSP during the recent demonstration run.  The transaction remains subject to the approval of Utah's School and Institutional Trust Land Administration ("SITLA").

Under the terms of an agreement dated October 25, 2021 between Petroteq Oil Recovery, LLC and TMC Capital, LLC, two of the Company's U.S. subsidiaries, and Valkor Energy, LLC (the "Agreement"), Petroteq Oil and TMC Capital agreed to assign to Valkor all of their respective rights and interests in the Temple Mountain mineral lease and in three Utah state oil sands leases located nearby in the Asphalt Ridge area of Uintah County, Utah. In a separate agreement, Valkor agreed to provide TMC Capital with the right to participate in any future operations conducted by Valkor on the Temple Mountain lease.

To complete the exchange under the Agreement, Valkor agreed to assign to TMC Capital all of its rights and interests in three Utah state oil sands leases located in Asphalt Ridge NW, an area also located in Uintah County, Utah, including the "record title" in the leases and all of the operating rights (i.e. working interests) under the leases. In a separate agreement, TMC Capital assigned to Valkor operating rights under the three Asphalt Ridge NW leases at subsurface depths below 300 feet, with TMC Capital retaining a right to participate, at up to a 50% working interest, in any operation conducted by Valkor at the deeper intervals.  Under this agreement, each party will have the right to participate, at up to a 50% joint ownership basis, in any new oil sands processing plant constructed on lands covered by the Asphalt NW leases.

As of October 28, 2021, each of the agreements and assignments required to consummate the reciprocal assignment of leases between the Company's subsidiaries and Valkor has been executed and all of the transactions have been completed, subject to the approvals that must be obtained from the State of Utah's School and Institutional Trust Lands Administration (SITLA).

This exchange of mineral properties - resulting in the Company's acquisition of record title and interests in the Asphalt Ridge NW leases - creates substantial benefits and opportunities for the Company, including:

a) The Asphalt Ridge NW leases contain an oil sands deposit that is contiguous within a single contained area. This will allow for greater efficiencies in mining and in ore transport operations. By contrast, the Temple Mountain leases encompass three separate deposits running along a trend over about 8 miles, a structural outlay requiring substantial development and transport costs.

b) Based on historical well data from deposits adjacent to and surrounding the Asphalt Ridge NW leases, the oil content in this deposit is expected to average in the range of 12% by weight. In contrast, the Temple Mountain leases average in the range of 6% oil by weight. This higher oil content of the Asphalt NW leases acquired by the Company should provide for better yields per ton of bulk oil sand processed and improved project economics for a 5,000 barrel per day commercial plant.

c) The oil sands deposit outcrops on the Asphalt Ridge NW leases. Because the ore is closer to the surface, less overburden will need to be moved before initiating mining operations.

Dr. R. G. Bailey, Petroteq CEO, commented: "The overall estimated resource volume of 85-90 million barrels for the Asphalt Ridge NW leases is equivalent to that for the original Temple Mountain leases. Because the Asphalt Ridge NW leases provide additional operational and economic benefits, we believe the exchange would be beneficial."

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. The versatile technology can be applied to both water-wet deposits and oil-wet deposits - outputting high-quality oil and clean sand.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be sold or returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information, including: the Company's expectation that the oil content in the new Asphalt Ridge NW leases is expected to average in the range of 12% by weight, and that this higher oil content should provide for better yields per ton of bulk oil sand processed and improved project economics for a 5,000 barrel per day commercial plant; and the Company's expectation that because the ore on the new Asphalt NW leases is closer to the surface, less overburden will need to be moved before initiating mining operations. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions. Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: the risk that SITLA will not approve the exchange of the Temple Mountain leases for the Asphalt Ridge NW leases; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

Unless otherwise specified, all dollar amounts in this press release are expressed in U.S. dollars.

Cautionary Note to U.S. Investors

The United States Securities and Exchange Commission (the "SEC") prohibits oil and gas companies, in their filings with the SEC, from disclosing estimates of oil or gas resources other than "reserves," as that term is defined by the SEC. In this news release, Petroteq includes estimates of quantities of oil using certain terms, such as "oil content", "overall resource volume" and "oil in place" or other descriptions of volumes, which terms include potential quantities of oil that may not meet the SEC's definitions of proved, probable and possible reserves, and which the SEC's guidelines strictly prohibit Petroteq from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and, accordingly, are subject to substantially greater risk of being recovered by Petroteq. U.S. investors are urged to consider closely the disclosures in the Company's periodic filings with the SEC.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

R.G. Bailey

Chief Executive Officer
Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.

DATE: November 29, 2021	By:	/s/ R.G. Bailey
R. Gerald Bailey
Interim Chief Executive Officer